SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 15, 2005

VOS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Colorado	0-27145	33-0756798

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
13000 Danielson Street, Suite J Poway, CA 92064

(Address of principal executive offices)

(858) 679-8027
(Registrant’s Telephone Number)

_____________________________________________________________________________________
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

Not applicable.

Item 1.02  Termination of a Material Definitive Agreement.

Not applicable.

Item 1.03  Bankruptcy or Receivership.

Not applicable.

Section 2 - Financial Information

Item 2.01  Completion of Acquisition or Disposition of Assets.

Not applicable.

Item 2.02  Results of Operations and Financial Condition.

Not applicable.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Not applicable.

Item 2.04  Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

Not applicable.

Item 2.05  Costs Associated with Exit or Disposal Activities.

Not applicable.

Item 2.06  Material Impairments.

Not applicable.

Section 3 - Securities and Trading Markets

        Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard: Transfer of Listing.

Not applicable.

Item 3.02  Unregistered Sales of Equity Securities.

Not applicable.

Item 3.03  Material Modification to Rights of Security Holders.

Not applicable.

 Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01  Changes in Registrant’s Certifying Accountant.

Not applicable.

Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Not applicable.

Section 5 - Corporate Governance and Management

        Item 5.01  Changes in Control of Registrant.

Not applicable.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 7, 2005 our board of directors appointed Mr. Steve Howard as a director of the company.

Mr. H. Steven Howard is a member of our Board of Directors. Mr. Howard has been involved in marketing and business development business since 1974. Currently, he acts as the President of Response Marketing Associates a full service agency for a wide variety of corporate and entrepreneurial Direct Response Television and Web advertising clients. From 1998 until 2004, we was Executive Vice President and Senior In-House Writer for Direct Response Media, Inc. which provided development, marketing, general business growth and management services to its clients. From 1995 until 1998 he was Executive Vice President of American Television Time and was in charge of the Sales and Marketing for the Texas based company. From 1990 until 1995 he was President of Williams Worldwide Television, a telemarketing company and oversaw all creative and production facilities with focus on Fortune 500 companies such as Estee Lauder, Avon, Pedigree Pet Food, Montgomery Wards and Nordic Track. From 1975 until 1989, Mr. Howard served for nearly 15 years as Senior Vice President and Partner of American Telecast Corporation a direct response marketing firm.

Item 5.03  Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

Not applicable.

Item 5.04  Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

Not applicable.

Item 5.05  Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

        On October 15, 2005, our board of director adopted our Code of Business Conduct and Ethics.

Section 6 - [Reserved]

        Not applicable.

Section 7 - Regulation FD

        Item 7.01  Regulation FD Disclosure.

        Not applicable.

Section 8 - Other Events

        Item 8.01  Other Events.

        Not applicable.

Section 9 - Financial Statements and Exhibits

        Item 9.01  Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Exhibits.

Number      Description

14.1        Code of Business Conduct and Ethics

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VOS INTERNATIONAL, INC.
/s/	Allan J. Ligi_________________________
By:	Allan J. Ligi
Its:	President